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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                          ----------------------------

      Date of Report (Date of earliest event reported): November 20, 1996

                             TFC ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


              1-11121                                  54-1306895
      (Commission File Number)             (I.R.S. Employer Identification No.)

    5425 Robin Hood Road, Suite 101B                      23513
          Norfolk, Virginia                            (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (757) 858-1400

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ITEM 5. OTHER EVENTS

        A press release regarding the execution of a commitment letter with its primary lender, General Electric Capital Corporation--Exhibit 99.11

        The exhibits on the accompanying Exhibit Index are filed or incorporated by reference as part of this Form 8-K and the Exhibit Index is incorporated herein by reference.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TFC ENTERPRISES, INC.

                                             By: /s/ DAVID W. KARSTEN
                                                 -------------------------
                                                     David W. Karsten
                                                     VP, Treasurer, and CFO


Date: November 21, 1996

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                                 EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBIT                      SEQUENTIAL PAGE NO.
-----------     ----------------------                      -------------------

   99.11        Press release dated November 20, 1996                5